[logo] M F S(R)                                                  ANNUAL REPORT
INVESTMENT MANAGEMENT                                           APRIL 30, 2002

[graphic omitted]

                                                               MFS(R) EMERGING
                                                            OPPORTUNITIES FUND

                                                   MFS(R) LARGE CAP VALUE FUND

--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
       NOT A DEPOSIT       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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

MFS(R) EMERGING OPPORTUNITIES FUND
MFS(R) LARGE CAP VALUE FUND

The following tables present certain information regarding the Trustees and officers of MFS Series Trust IX, of which each fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

             NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              ABBY M. O'NEILL (born 04/27/28) Trustee
Chairman and President                                   Private investor; Rockefeller Financial Services,
                                                         Inc. (investment advisers), Chairman and Chief
Massachusetts Financial Services Company, Chairman       Executive Officer
and Chief Executive Officer
                                                         LAWRENCE T. PERERA (born 06/23/35) Trustee
JOHN W. BALLEN* (born 09/12/59) Trustee                  Hemenway & Barnes (attorneys), Partner
Massachusetts Financial Services Company,
President and Director                                   WILLIAM J. POORVU (born 04/10/35) Trustee
                                                         Harvard University Graduate School of Business
KEVIN J. PARKE* (born 12/14/59) Trustee                  Administration, Adjunct Professor; CBL &
Massachusetts Financial Services Company, Chief          Associates Properties, Inc. (real estate
Investment Officer, Executive Vice President and         investment trust), Director; The Baupost Fund (a
Director                                                 mutual fund), Vice Chairman and Trustee

LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           J. DALE SHERRATT (born 09/23/38) Trustee
Brigham and Women's Hospital, Chief of Cardiac           Insight Resources, Inc. (acquisition planning
Surgery; Harvard Medical School, Professor of            specialists), President; Wellfleet Investments
Surgery                                                  (investor in health care companies), Managing
                                                         General Partner (since 1993); Paragon Trade
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)       Brands, Inc. (disposable consumer products),
Trustee                                                  Director; Cambridge Nutraceuticals (professional
Edmund Gibbons Limited (diversified holding              nutritional products), Chief Executive Officer
company), Chief Executive Officer; Colonial              (until May 2001)
Insurance Company Ltd., Director and Chairman;
Bank of Butterfield, Chairman (until 1997)               ELAINE R. SMITH (born 04/25/46) Trustee
                                                         Independent health care industry consultant
WILLIAM R. GUTOW (born 09/27/41) Trustee
Private investor and real estate consultant;             WARD SMITH (born 09/13/30) Trustee
Capitol Entertainment Management Company (video          Private investor; Sundstrand Corporation
franchise), Vice Chairman                                (manufacturer of highly engineered products for
                                                         industrial and aerospace applications), Director
J. ATWOOD IVES (born 05/01/36) Trustee                   (until June 1999)
Private investor; KeySpan Corporation (energy
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)


OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               ROBERT R. FLAHERTY (born 09/18/63) Assistant
Chairman and President                                   Treasurer
Massachusetts Financial Services Company, Chairman
and Chief Executive Officer                              Massachusetts Financial Services Company, Vice
                                                         President (since August 2000); UAM Fund Services,
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Senior Vice President (prior to August 2000)
Secretary and Assistant Clerk
Massachusetts Financial Services Company, Senior         ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Vice President and Associate General Counsel
                                                         Massachusetts Financial Services Company, Vice
MARK E. BRADLEY (born 11/23/59) Assistant Treasurer      President (since September 1996)
Massachusetts Financial Services Company, Vice
President (since March 1997)                             JAMES O. YOST (born 06/12/60) Assistant Treasurer
                                                         Massachusetts Financial Services Company, Senior
STEPHEN E. CAVAN (born 11/06/53) Secretary and           Vice President
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Ives, Perera and Poorvu, and Ms. Smith have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen and Gutow have each served as a Trustee of the Trust since August 1, 2001. Messrs. Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGER                                        individuals, call toll free: 1-800-637-6576 any
David M. Calabro+                                        business day from 9 a.m. to 5 p.m. Eastern time.
                                                         (To use this service, your phone must be equipped
DIRECTOR OF GLOBAL EQUITY RESEARCH                       with a Telecommunications Device for the Deaf).
David A. Antonelli+
                                                         For share prices, account balances, exchanges or
CUSTODIAN                                                stock and bond outlooks, call toll free:
State Street Bank and Trust Company                      1-800-MFS-TALK (1-800-637-8255) anytime from a
                                                         touch-tone telephone.
AUDITORS
Ernst & Young LLP                                        WORLD WIDE WEB
                                                         www.mfs.com
INVESTOR INFORMATION
For information on MFS mutual funds, call your
investment professional or, for an information
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a
message anytime).


+ MFS Investment Management

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker/dealer, bank, investment adviser, or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-255-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
-------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
Despite a fourth-quarter rally in 2001, the market volatility we witnessed over the past two years has continued into 2002. As I write this in mid-May, many U.S. equity indices have retreated since December; bond performance has been decidedly mixed year to date; and many international equity indices have outperformed the U.S. market this year. Federal Reserve Board (Fed) Chairman Alan Greenspan has declared that, in fact, the recession is over, and many financial experts have agreed with him. We think the questions on many investors' minds are:

  o Is the recession genuinely over?

  o If it is, should I change my portfolio to prepare for a recovery?

THE WORST SEEMS TO BE OVER
According to many economists, the recession is technically over. We are beginning to see growth again in the U.S. economy and in economies around the globe. But we would qualify that with a caution that the exciting growth rates of the 1990s are not coming back any time soon.

Our view of the situation is that corporate profits still look weak, despite the recession being over. We think the markets may be bumping along the bottom for a bit longer before a recovery gathers steam. Firms in many industries are still dogged by excess capacity built up in the 1990s, and we think that may slow the growth of corporate profits for a while longer. Our analysts and fund managers talk frequently with corporate managements; a common theme they have seen lately is a wait-and-see attitude. Corporations are postponing spending decisions until their own business improves.

SHOULD I CHANGE MY PORTFOLIO?
Should you be adjusting your portfolio to anticipate an eventual recovery? This is a question best discussed with your investment professional. However, we would contend that changing one's portfolio in response to short-term events, known as market timing, is a strategy that few investors have been able to execute successfully over the long term. Our experience has been that a long-term financial plan, developed with the help of an investment professional, may offer a better chance of riding out economic cycles and working toward your long-term investment goals.

Recent events, we think, offer evidence to support that view. For example, two traditional elements of a long-term financial plan are setting reasonable expectations and diversifying among asset classes -- such as growth stocks, value stocks, and bonds.

In the late 1990s, it was tempting to raise our long-term expectations as we experienced several years of over-20% growth in equity markets. News stories often suggested this was the new norm, declaring that a "new economy" had vanquished the "old economy" -- and its historical average annual returns that had been closer to 10% for stocks.

Adjusting one's financial plan to agree with that view, however, could have proven disastrous over the past few years. Yes, the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market, returned an average of 28.6% per year for the years 1995 through 1999. But the same index returned -10.5% annually for the years 2000 through 2001.(1) A look at history might have prepared an investor for more realistic long-term returns. For example, for the 50-year period ended March 31, 2002, which includes the up and down periods just mentioned, the average annual return for the S&P 500 was 11.9%.(2)

In addition to unrealistic expectations, another investment trap of the 1990s was believing that growth stocks would always reign supreme. A financial plan that included a range of asset classes, however -- recognizing that individual asset classes frequently go in and out of favor -- could have helped an investor over the past two difficult years, when both bonds and value stocks significantly outperformed growth stocks.(3)

We should, however, note that if your personal situation or financial goals change, your financial plan may need to change as well. For that reason, we suggest that you and your investment professional revisit your long-term plan regularly to assess your progress and make course corrections as necessary.

DEJA VU
The points we've just made, of course, are familiar to most investors. As baseball great Yogi Berra said, "This is like deja vu all over again." What's new, however, is the historical context that validates the old familiar strategies.

This spring marks the second anniversary of the start of a severe market downturn that generally is recognized as the worst time for investors since the 1970s. But the downturn also demonstrated, in our opinion, that short-term events are significantly less important for investors than tried-and-true strategies, including sticking to a long-term plan, setting realistic expectations, and diversifying among asset classes.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    May 15, 2002

(1) Source: Lipper Inc.

(2) Source: Weisenberger.

(3) For the two-year period ended March 31, 2002, bonds, as represented by the Lehman Brothers Aggregate Bond Index, delivered an average annual return of 8.88%; value stocks, as represented by the Russell 1000 Value Index, delivered an average annual return of 2.31%; and growth stocks, as represented by the Russell 1000 Growth Index, delivered an average annual return of -25.08%. Source: Lipper Inc.

    The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association
    (FNMA). The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

It is not possible to invest directly in an index.

MANAGEMENT REVIEW AND OUTLOOK

MFS Emerging Opportunities Fund

Dear Shareholders,
For the 12 months ended April 30, 2002, Class A shares of the fund provided a total return of 6.55% and Class I shares returned 6.42%. These returns include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges and compare to a return of -9.35% over the same period for the fund's benchmark, the Russell 2500 Growth Index. The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The average mid-cap core fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -15.81%.

The fund invests in the best ideas of our equity research committee, drawing upon the stock and industry selection capabilities of our entire equity research department. The resulting portfolio represents what our committee believes to be the best selections for capital growth across the entire spectrum of publicly traded small- and mid-cap stocks. It is our intention to maintain a highly concentrated portfolio composed of our analysts' best investment ideas. Our focus is on companies that we believe are at the forefront of innovation and are capitalizing on their competitive advantages. We also seek companies that we believe are reasonably valued or undervalued relative to their prospective growth outlooks.

Throughout most of the period, investors were pessimistic as companies missed earnings and lowered their earnings estimates. Economic news was mixed, but generally indicated slower growth, particularly following the September terrorist attacks. By the end of the first quarter of 2002, however, indicators generally demonstrated that an economic rebound was underway, although economists disagreed about how strong the recovery would be.

Despite the difficult environment, the fund outperformed the Russell 2500 Growth Index during the period. Security selection in the retailing sector was the largest contributor, as signs of an economic recovery and persistent strength in consumer spending bolstered many of the fund's top holdings. Significant positions in Williams-Sonoma, Guitar Center, Cost Plus, and Dollar Tree Stores all provided a boost to performance.

Other contributors to performance came from a broad mix of industries such as restaurants, insurance, and transaction processing companies such as Concord EFS and CheckFree Corp.

On the negative side, holdings in growth sectors such as health care and technology continued to struggle amid concerns about future earnings and product demand. Major detractors in these sectors included SmartForce, Precise Software Solutions, and Impath Inc.

As usual, the forecasts for earnings and the economy are intertwined. In our opinion, the outlook for the economy has improved in recent months. A primary reason for this brighter outlook is the fact that productivity has remained strong, which helps keep labor costs down, which, in turn, helps profit margins. As for the stock market, many indicators have remained mixed. In some segments of the market, namely technology, valuations remain stretched, in our judgment. In other areas, however, such as health care, basic materials, and consumer nondurables, we continued to find opportunities.

    Respectfully,

/s/ David A. Antonelli

    David A. Antonelli
    Director of Global Equity Research

The committee of MFS research analysts is responsible for the day-to-day management of the fund under the general supervision of Mr. Antonelli.

MFS Large Cap Value Fund

Dear Shareholders,
For the 12 months ended April 30, 2002, Class A shares of the fund provided a total return of -3.94% and Class I shares -3.63%; these results, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to a -3.91% return for the fund's benchmark, the Russell 1000 Value Index (the Russell Index). The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. During the same period, the average multicap value fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -2.82%.

The past 12 months were a momentous period for the U.S. stock market. Plagued by the worst earnings fall-off in nearly a decade, the markets were further buffeted by the September 11 terrorist attacks, a recession, massive layoffs, and the bankruptcy of a major U.S. company, all of which severely tested the resolve of investors to stay the course.

The year was marked by a dramatic turnaround in market sentiment, as investors soured on previously favored technology, telecommunications, and media stocks, which had reached lofty valuations, and fled to more-defensive, value-oriented investments. For the 12 months ended April 30, 2002, the fund performed in line with the Russell Index and slightly lagged its Lipper category average. The fund's performance was largely due to its focus on inexpensive stocks that we feel also have a potential catalyst for future growth. More specifically, much of the portfolio's performance over the period can be attributed to favorable stock selection and significant exposure to basic materials and consumer staples stocks. Strong stock selection across sectors such as leisure, industrial goods and services, energy, and financial services also contributed. Our underweighting and stock selection in the technology sector was another bright spot for performance.

Conversely, our holdings in health care stocks suffered from a series of ups and downs that created sector volatility. Pharmaceutical companies in particular grappled with a number of issues, such as high-profile drug patent expirations and some unexpected Food and Drug Administration decisions that compromised the growth outlooks of several companies. Other detractors included holdings in the telecommunications and utilities sectors, which were two of the weakest segments of the market during the past 12 months. Both sectors struggled with weak demand, overcapacity, and declining pricing power.

In our view, the environment has remained very difficult for many companies going forward, due to poor sales, earnings, and revenue visibility. While unemployment seemed to stabilize during the period, it has risen and many companies have remained cautious about spending on capital upgrades. In this environment, we intend to pursue a cautious approach to security selection.

    Respectfully,
/s/ David M. Calabro

    David M. Calabro
    Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolios are actively managed, and current holdings may be different.

PERFORMANCE SUMMARY

Currently, each fund offers only Class A and Class I shares, which are available for purchase at net asset value only by residents of the Commonwealth of Massachusetts who are employees (or certain relatives of employees) of MFS and its affiliates or members of the governing boards of the various funds sponsored by MFS.

The following information illustrates the historical performance of each fund's Class A shares in comparison to their benchmarks. Performance results reflect the maximum applicable sales charge and the percentage change in net asset value, including reinvestment of any dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

MFS(R) EMERGING OPPORTUNITIES FUND(1)(2)(3)(4)(5)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the fund's investment operations, May 2, 2000, through April 30, 2002. Index information is from May 1, 2000.)

                              MFS Emerging
                             Opportunities          Russell 2500
                             Fund - Class A         Growth Index

            "4/00"              $9,425                 $10,000
            "4/01"               7,905                   7,451
            "4/02"               8,422                   6,755

TOTAL RATES OF RETURN THROUGH APRIL 30, 2002

CLASS A
                                                           1 Year         Life*
-------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge            + 6.55%       -10.64%
-------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge        + 6.55%       - 5.48%
-------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge**      + 0.42%       - 8.25%
-------------------------------------------------------------------------------

CLASS I

                                                           1 Year         Life*
-------------------------------------------------------------------------------
Cumulative Total Return (No Sales Charge)                 + 6.42%       -10.74%
-------------------------------------------------------------------------------
Average Annual Total Return (No Sales Charge)             + 6.42%       - 5.82%
-------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                           1 Year         Life*
-------------------------------------------------------------------------------
Average mid-cap core fund+                                -15.81%       -20.04%
-------------------------------------------------------------------------------
Russell 2500 Growth Index#                                - 9.35%       -17.81%
-------------------------------------------------------------------------------
  * For the period from commencement of the fund's investment operations, May 2, 2000, through April 30, 2002. Index information is from May 1, 2000.
 ** Takes into account the maximum sales charge of 5.75%.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

MFS(R) LARGE CAP VALUE FUND(1)(3)(5)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the fund's investment operations, May 4, 1999, through April 30, 2002. Index information is from May 1, 1999.)

                                MFS Large
                                Cap Value           Russell 1000
                             Fund - Class A         Value Index
            "5/99"              $ 9,425               $10,000
            "4/00"               10,192                 9,612
            "4/01"               11,864                10,230
            "4/02"               11,396                 9,830

TOTAL RATES OF RETURN THROUGH APRIL 30, 2002

CLASS A
                                                           1 Year         Life*
-------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge             -3.94%       +20.91%
-------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge         -3.94%       + 6.55%
-------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge**       -9.47%       + 4.46%
-------------------------------------------------------------------------------

CLASS I
                                                           1 Year         Life*
-------------------------------------------------------------------------------
Cumulative Total Return (No Sales Charge)                  -3.63%       +22.65%
-------------------------------------------------------------------------------
Average Annual Total Return (No Sales Charge)              -3.63%       + 7.07%
-------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                           1 Year         Life*
-------------------------------------------------------------------------------
Average multi-cap value fund+                              -2.82%       + 2.65%
-------------------------------------------------------------------------------
Russell 1000 Value Index#                                  -3.91%       - 0.57%
-------------------------------------------------------------------------------
  * For the period from the commencement of the fund's investment operations, May 4, 1999, through April 30, 2002. Index information is from May 1, 1999.
 ** Takes into account the maximum sales charge of 5.75%.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and include the reinvestment of dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN.

RISK CONSIDERATIONS

(1) Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

(2) Investing in small companies is riskier than investing in more-established companies.

(3) The portfolio may participate in the initial public offering (IPO) market, and a significant portion of the portfolio's returns may be attributable to investment in IPOs, which may have greater impact on performance of a portfolio while it's asset base is small. There is no guarantee the portfolio will experience similar performance as its assets grow.

(4) The portfolio will suffer a loss if it sells a security short and the value of that security rises. Because a portfolio must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss is limited only by the purchase price of the security.

(5) These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO OF INVESTMENTS - April 30, 2002

MFS EMERGING OPPORTUNITIES FUND

Stocks - 93.8%
-------------------------------------------------------------------------------------------------------
ISSUER                                                                      SHARES                VALUE
-------------------------------------------------------------------------------------------------------
U.S. Stocks - 84.8%
  Advertising & Broadcasting - 0.9%
    Lamar Advertising Co., "A"*                                                195             $  8,371
-------------------------------------------------------------------------------------------------------
  Aerospace & Defense - 3.4%
    Armor Holdings, Inc.*                                                      480             $ 12,168
    United Defense Industries, Inc.*                                           730               19,856
                                                                                               --------
                                                                                               $ 32,024
-------------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 4.2%
    Comerica, Inc.                                                             290             $ 18,227
    SouthTrust Corp.                                                           790               21,077
                                                                                               --------
                                                                                               $ 39,304
-------------------------------------------------------------------------------------------------------
  Business Services - 11.1%
    Bright Horizons Family Solutions, Inc.*                                    200             $  5,994
    CheckFree Corp.*                                                           760               15,473
    Concord EFS, Inc.*                                                         580               18,342
    DST Systems, Inc.*                                                         270               13,343
    Keane, Inc.*                                                               920               14,389
    SunGard Data Systems, Inc.*                                                780               23,213
    Technology Solutions Co.*                                                8,530               13,563
                                                                                               --------
                                                                                               $104,317
-------------------------------------------------------------------------------------------------------
  Computer Services - 2.3%
    Inforte Corp.*                                                           1,780             $ 21,164
-------------------------------------------------------------------------------------------------------
  Computer Software - Services - 2.6%
    Informatica Corp.*                                                         800             $  6,344
    Lightspan, Inc.*                                                         8,180                7,689
    Precise Software Solutions Ltd.*                                           800               10,512
                                                                                               --------
                                                                                               $ 24,545
-------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 2.0%
    Jack Henry & Associates, Inc.                                              800             $ 18,624
-------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 1.7%
    Estee Lauder Cos., "A"                                                     440             $ 15,906
-------------------------------------------------------------------------------------------------------
  Defense Electronics
    Integrated Defense Technologies*                                            10             $    300
-------------------------------------------------------------------------------------------------------
  Electronics - 5.9%
    ESS Technology, Inc.*                                                      910             $ 14,533
    Intersil Holding Corp.*                                                    620               16,647
    LTX Corp.*                                                                 730               15,483
    Veeco Instruments, Inc.*                                                   310                9,185
                                                                                               --------
                                                                                               $ 55,848
-------------------------------------------------------------------------------------------------------
  Insurance - 5.9%
    Gallagher (Arthur J.) & Co.                                                660             $ 23,826
    Willis Group Holdings Ltd.*                                              1,070               31,298
                                                                                               --------
                                                                                               $ 55,124
-------------------------------------------------------------------------------------------------------
  Internet - 1.7%
    SmartForce PLC*                                                          2,500             $ 16,122
-------------------------------------------------------------------------------------------------------
  Medical & Health Products - 5.5%
    Allergan, Inc.                                                             250             $ 16,477
    Haemonetics Corp.*                                                         620               20,547
    Inhale Therapeutic Systems Co.*                                            910                7,189
    Zoll Medical Corp.*                                                        200                7,604
                                                                                               --------
                                                                                               $ 51,817
-------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 11.9%
    First Health Group Corp.*                                                  480             $ 13,920
    HEALTHSOUTH Corp.*                                                       1,420               21,442
    IMPATH, Inc.*                                                              185                4,379
    IMS Health, Inc.                                                         1,050               21,640
    Lincare Holdings, Inc.*                                                    370               11,648
    Pharmaceutical Product Development, Inc.*                                  430               10,827
    Therasense, Inc.*                                                          450               11,250
    WebMD Corp.*                                                             2,420               16,698
                                                                                               --------
                                                                                               $111,804
-------------------------------------------------------------------------------------------------------
  Oil Services - 1.9%
    Global SantaFe Corp.                                                       515             $ 18,071
-------------------------------------------------------------------------------------------------------
  Oils - 2.6%
    Newfield Exploration Co.*                                                  650             $ 24,603
-------------------------------------------------------------------------------------------------------
  Restaurants & Lodging - 3.5%
    CEC Entertainment, Inc.*                                                   210             $  9,702
    Jack in the Box, Inc.*                                                     390               12,452
    Outback Steakhouse, Inc.*                                                  310               10,872
                                                                                               --------
                                                                                               $ 33,026
-------------------------------------------------------------------------------------------------------
  Retail - 11.1%
    Cost Plus, Inc.*                                                           730             $ 21,499
    Dollar Tree Stores, Inc.*                                                  540               20,596
    Guitar Center, Inc.*                                                     1,390               27,439
    Petco Animal Supplies, Inc.*                                               240                5,760
    PETsMART, Inc.*                                                            270                4,055
    Williams-Sonoma, Inc.*                                                     440               25,348
                                                                                               --------
                                                                                               $104,697
-------------------------------------------------------------------------------------------------------
  Special Products & Services - 1.5%
    DeVry, Inc.*                                                               370             $  9,802
    Edison Schools, Inc.*                                                      740                3,796
                                                                                               --------
                                                                                               $ 13,598
-------------------------------------------------------------------------------------------------------
  Telecommunications - 1.1%
    General Motors Corp., "H"*                                                 700             $ 10,486
-------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 3.6%
    Advanced Fibre Communications, Inc.*                                     1,430             $ 25,368
    Computer Network Technology Corp.*                                         900                8,586
                                                                                               --------
                                                                                               $ 33,954
-------------------------------------------------------------------------------------------------------
  Trucking - 0.4%
    Heartland Express, Inc.*                                                   189             $  3,703
-------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                              $797,408
-------------------------------------------------------------------------------------------------------
Foreign Stocks - 10.7%
  Bermuda - 1.5%
    Ace Ltd. (Insurance)                                                       310             $ 13,491
-------------------------------------------------------------------------------------------------------
  Canada - 2.3%
    Zarlink Semiconductor, Inc. (Electronics)*                               2,530             $ 21,758
-------------------------------------------------------------------------------------------------------
  Ireland - 3.0%
    Jefferson Smurfit Corp. (Forest & Paper Products)                       11,700             $ 28,286
-------------------------------------------------------------------------------------------------------
  Netherlands - 1.2%
    OPG Groep N.V. (Pharmaceuticals)                                           270             $ 11,057
-------------------------------------------------------------------------------------------------------
  Spain - 1.0%
    Compania de Distribucion Integral Logista, S.A (Business Services)         500             $  9,222
-------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                           $ 83,814
-------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $864,063)                                                       $881,222
-------------------------------------------------------------------------------------------------------

Short-Term Obligations - 3.7%
-------------------------------------------------------------------------------------------------------
                                                                  PRINCIPAL AMOUNT
                                                                     (000 OMITTED)
-------------------------------------------------------------------------------------------------------
    Edison Asset Securitization LLC, due 5/01/02                             $  35             $ 35,000
-------------------------------------------------------------------------------------------------------

Repurchase Agreement - 0.4%
-------------------------------------------------------------------------------------------------------
    Merrill Lynch, dated 4/30/02, due 5/01/02, total to be
      received $4,000 (secured by various U.S. Treasury and
      Federal Agency obligations in a jointly traded
      account), at Cost                                                    $     4             $  4,000
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $903,063)                                                  $920,222

Other Assets, Less Liabilities - 2.1%                                                            19,610
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                            $939,832
-------------------------------------------------------------------------------------------------------

See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS - April 30, 2002

MFS LARGE CAP VALUE FUND

Stocks - 84.6%
-------------------------------------------------------------------------------------------------------
ISSUER                                                                      SHARES              VALUE
-------------------------------------------------------------------------------------------------------
U.S. Stocks - 75.5%
  Aerospace - 0.5%
    United Technologies Corp.                                                   35             $  2,456
-------------------------------------------------------------------------------------------------------
  Automotive - 0.7%
    Delphi Automotive Systems Corp.                                            235             $  3,654
-------------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 6.5%
    Bank America Corp.                                                         130             $  9,422
    FleetBoston Financial Corp.                                                220                7,766
    PNC Financial Services Group Co.                                            51                2,813
    SouthTrust Corp.                                                            85                2,268
    SunTrust Banks, Inc.                                                        85                5,778
    U.S. Bancorp                                                                73                1,730
    Wachovia Corp.                                                             130                4,945
                                                                                               --------
                                                                                               $ 34,722
-------------------------------------------------------------------------------------------------------
  Biotechnology - 1.1%
    Abbott Laboratories, Inc.                                                   61             $  3,290
    Pharmacia Corp.                                                             63                2,597
                                                                                               --------
                                                                                               $  5,887
-------------------------------------------------------------------------------------------------------
  Business Machines - 0.6%
    Hewlett-Packard Co.                                                         35             $    598
    International Business Machines Corp.                                       22                1,843
    Sun Microsystems, Inc.*                                                    120                  982
                                                                                               --------
                                                                                               $  3,423
-------------------------------------------------------------------------------------------------------
  Cellular Phones - 1.2%
    Motorola, Inc.                                                              60             $    924
    Telephone & Data Systems, Inc.                                              61                5,246
                                                                                               --------
                                                                                               $  6,170
-------------------------------------------------------------------------------------------------------
  Chemicals - 2.8%
    Air Products & Chemicals, Inc.                                             127             $  6,102
    Dow Chemical Co.                                                            64                2,035
    PPG Industries, Inc.                                                        50                2,616
    Praxair, Inc.                                                               70                3,997
                                                                                               --------
                                                                                               $ 14,750
-------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 3.6%
    Fortune Brands, Inc.                                                        27             $  1,411
    Gillette Co.                                                               170                6,032
    Kimberly-Clark Corp.                                                        95                6,186
    Procter & Gamble Co.                                                        61                5,506
                                                                                               --------
                                                                                               $ 19,135
-------------------------------------------------------------------------------------------------------
  Electronics - 0.7%
    Texas Instruments, Inc.                                                    118             $  3,650
-------------------------------------------------------------------------------------------------------
  Energy - 0.6%
    TXU Corp.                                                                   58             $  3,156
-------------------------------------------------------------------------------------------------------
  Entertainment - 2.4%
    Harrah's Entertainment, Inc.*                                               75             $  3,687
    Viacom, Inc., "B"*                                                         173                8,148
    Walt Disney Co.                                                             30                  696
                                                                                               --------
                                                                                               $ 12,531
-------------------------------------------------------------------------------------------------------
  Financial Institutions - 5.8%
    American Express Co.                                                        55             $  2,256
    Citigroup, Inc.                                                            240               10,392
    Fannie Mae                                                                  35                2,762
    Freddie Mac                                                                124                8,103
    Merrill Lynch & Co., Inc.                                                  101                4,236
    Morgan Stanley Dean Witter & Co.                                            65                3,102
                                                                                               --------
                                                                                               $ 30,851
-------------------------------------------------------------------------------------------------------
  Financial Services - 1.5%
    Mellon Financial Corp.                                                     209             $  7,892
-------------------------------------------------------------------------------------------------------
  Food & Beverage Products - 2.6%
    Archer-Daniels-Midland Co.                                                 332             $  4,406
    Kellogg Co.                                                                160                5,747
    PepsiCo, Inc.                                                               70                3,633
                                                                                               --------
                                                                                               $ 13,786
-------------------------------------------------------------------------------------------------------
  Forest & Paper Products - 1.2%
    International Paper Co.                                                    150             $  6,214
-------------------------------------------------------------------------------------------------------
  Healthcare - 0.8%
    HCA Inc.                                                                    90             $  4,301
-------------------------------------------------------------------------------------------------------
  Insurance - 7.8%
    Allstate Corp.                                                             273             $ 10,849
    Chubb Corp.                                                                 60                4,602
    CIGNA Corp.                                                                 48                5,232
    Hartford Financial Services Group, Inc.                                    111                7,692
    MetLife, Inc.                                                              203                6,931
    The St. Paul Cos., Inc.                                                    125                6,226
                                                                                               --------
                                                                                               $ 41,532
-------------------------------------------------------------------------------------------------------
  Machinery - 1.4%
    Deere & Co.                                                                170             $  7,609
-------------------------------------------------------------------------------------------------------
  Medical & Health Products - 3.2%
    Bristol-Myers Squibb Co.                                                   106             $  3,053
    Eli Lilly & Co.                                                             10                  661
    Merck & Co., Inc.                                                          119                6,466
    Pfizer, Inc.                                                               163                5,925
    Schering Plough Corp.                                                       35                  955
                                                                                               --------
                                                                                               $ 17,060
-------------------------------------------------------------------------------------------------------
  Metals & Minerals - 1.3%
    Alcoa, Inc.                                                                205             $  6,976
-------------------------------------------------------------------------------------------------------
  Oil Services - 2.9%
    El Paso Corp.                                                               12             $    480
    Noble Drilling Corp.*                                                      149                6,459
    Schlumberger Ltd.                                                          157                8,596
                                                                                               --------
                                                                                               $ 15,535
-------------------------------------------------------------------------------------------------------
  Oils - 7.8%
    Apache Corp.                                                               128             $  7,466
    Devon Energy Corp.                                                         175                8,629
    ExxonMobil Corp.                                                           368               14,783
    Occidental Petroleum Corp.                                                 245                7,044
    Unocal Corp.                                                               100                3,719
                                                                                               --------
                                                                                               $ 41,641
-------------------------------------------------------------------------------------------------------
  Pharmaceuticals - 0.9%
    Wyeth                                                                       87             $  4,959
-------------------------------------------------------------------------------------------------------
  Photographic Products - 0.4%
    Eastman Kodak Co.                                                           60             $  1,933
-------------------------------------------------------------------------------------------------------
  Printing & Publishing - 2.6%
    Gannett Co., Inc.                                                           90             $  6,597
    New York Times Co.                                                          30                1,397
    Tribune Co.                                                                135                5,963
                                                                                               --------
                                                                                               $ 13,957
-------------------------------------------------------------------------------------------------------
  Railroad - 1.2%
    Burlington Northern Santa Fe Railway Co.                                   235             $  6,460
-------------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 1.5%
    Equity Office Properties Trust                                             100             $  2,863
    Equity Residential Properties Trust                                        190                5,358
                                                                                               --------
                                                                                               $  8,221
-------------------------------------------------------------------------------------------------------
  Restaurants & Lodging - 0.5%
    McDonald's Corp.                                                            95             $  2,698
-------------------------------------------------------------------------------------------------------
  Retail - 1.4%
    Sears, Roebuck & Co.                                                       140             $  7,385
-------------------------------------------------------------------------------------------------------
  Special Products & Services - 0.1%
    Illinois Tool Works, Inc.                                                   10             $    721
-------------------------------------------------------------------------------------------------------
  Supermarket - 0.2%
    Safeway, Inc.*                                                              20             $    839
-------------------------------------------------------------------------------------------------------
  Telecommunications - 2.8%
    Alltel Corp.                                                                 8             $    396
    AT&T Corp.                                                                 318                4,172
    BellSouth Corp.                                                            105                3,187
    SBC Communications, Inc.                                                   101                3,137
    Sprint Corp.                                                               110                1,744
    Verizon Communications, Inc.                                                56                2,246
                                                                                               --------
                                                                                               $ 14,882
-------------------------------------------------------------------------------------------------------
  Telecommunications & Cable - 0.9%
    Comcast Corp., "A"*                                                        170             $  4,548
-------------------------------------------------------------------------------------------------------
  Transportation - 0.6%
    United Parcel Service, Inc.                                                 58             $  3,482
-------------------------------------------------------------------------------------------------------
  Utilities - Electric - 4.0%
    Dominion Resources, Inc.                                                    45             $  2,989
    Exelon Corp.                                                                50                2,715
    FPL Group, Inc.                                                             51                3,238
    NiSource, Inc.                                                             211                4,663
    Pinnacle West Capital Corp.                                                134                5,872
    Progress Energy, Inc.                                                       33                1,712
                                                                                               --------
                                                                                               $ 21,189
-------------------------------------------------------------------------------------------------------
  Utilities - Gas - 1.4%
    National Fuel Gas Co.                                                      170             $  4,050
    WGL Holdings, Inc.                                                         123                3,333
                                                                                               --------
                                                                                               $  7,383
-------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                              $401,588
-------------------------------------------------------------------------------------------------------
Foreign Stocks - 9.1%
  Netherlands - 3.8%
    Akzo Nobel N.V. (Chemicals)                                                325             $ 13,958
    Royal Dutch Petroleum Co., ADR (Oils)                                      122                6,376
                                                                                               --------
                                                                                               $ 20,334
-------------------------------------------------------------------------------------------------------
  Switzerland - 0.9%
    Nestle S.A. (Food & Beverage Products)                                      10             $  2,362
    Novartis AG (Medical & Health Products)                                     55                2,305
                                                                                               --------
                                                                                               $  4,667
-------------------------------------------------------------------------------------------------------
  United Kingdom - 4.4%
    BP Amoco PLC, ADR (Oils)                                                   204             $ 10,363
    Diageo PLC (Food & Beverage Products)*                                     413                5,480
    Reed International PLC (Publishing)                                        600                5,872
    Vodafone Group PLC, ADR (Telecommunications)                                95                1,539
                                                                                               --------
                                                                                               $ 23,254
-------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                           $ 48,255
-------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $432,859)                                                       $449,843
-------------------------------------------------------------------------------------------------------

Preferred Stock - 0.6%
-------------------------------------------------------------------------------------------------------
U.S. Stocks - 0.6%
  Energy - 0.6%
    Duke Energy Corp., 8.00% (Identified Cost, $2,991)                         120             $  2,968
-------------------------------------------------------------------------------------------------------

Convertible Preferred Stocks - 2.5%
-------------------------------------------------------------------------------------------------------
U.S. Stocks - 2.5%
  Automotive - 0.3%
    General Motors Corp., 5.25%                                                 50             $  1,438
-------------------------------------------------------------------------------------------------------
  Cellular Phones - 0.9%
    Motorola, Inc., 7.00%                                                      100             $  4,800
-------------------------------------------------------------------------------------------------------
  Natural Gas - Pipeline - 0.2%
    Williams Cos., Inc., 9.00%                                                  60             $  1,396
-------------------------------------------------------------------------------------------------------
  Utilities - Electric - 1.1%
    Dominion Resources, Inc., 9.5%                                              45             $  2,802
    NiSource, Inc., 7.75%                                                       50                2,192
    TXU Corp., 9.25%                                                            25                  713
                                                                                               --------
                                                                                               $  5,707
-------------------------------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Identified Cost, $12,897)                                  $ 13,341
-------------------------------------------------------------------------------------------------------

Convertible Bonds - 1.6%
-------------------------------------------------------------------------------------------------------
                                                                  PRINCIPAL AMOUNT
                                                                     (000 OMITTED)
-------------------------------------------------------------------------------------------------------
U.S. Bonds - 1.6%
  Conglomerates - 0.3%
    Loews Corp., 3.125s, 2007                                              $     2             $  1,728
-------------------------------------------------------------------------------------------------------
  Electronics - 0.7%
    Analog Devices, Inc., 4.75s, 2005                                      $     4             $  3,810
-------------------------------------------------------------------------------------------------------
  Restaurants & Lodging - 0.6%
    Hilton Hotels Corp., 5s, 2006                                          $     3             $  2,924
-------------------------------------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $8,279)                                              $  8,462
-------------------------------------------------------------------------------------------------------

Short-Term Obligations - 7.9%
-------------------------------------------------------------------------------------------------------
    Edison Asset Securitization LLC, due 5/01/02^                          $    21             $ 21,000
    General Electric Co., due 5/01/02                                           21               21,000
-------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                                $ 42,000
-------------------------------------------------------------------------------------------------------

Repurchase Agreement - 2.8%
-------------------------------------------------------------------------------------------------------
  mm
    Merrill Lynch, dated 4/30/02, due 5/01/02, total to be
      received $15,001 (secured by various U.S. Treasury and
      Federal Agency obligations in a jointly traded
      account), at Cost                                                    $    15             $ 15,000
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $514,026)                                                  $531,614

Other Assets, Less Liabilities - 0.0%                                                               194
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                            $531,808
-------------------------------------------------------------------------------------------------------

See portfolio footnotes and notes to financial statements.

Portfolio footnotes:
* Non-income producing security.
^ 4(2) paper.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities
---------------------------------------------------------------------------------------------------------------
                                                                              MFS EMERGING        MFS LARGE CAP
APRIL 30, 2002                                                          OPPORTUNITIES FUND           VALUE FUND
---------------------------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $903,063 and $514,026,
    respectively)                                                              $  920,222           $  531,614
  Cash                                                                                319                  220
  Foreign currency, at value (identified cost $22 and $17, respectively)               22                   16
  Receivable for fund shares sold                                                  17,806                 --
  Receivable for investments sold                                                    --                    973
  Interest and dividends receivable                                                   442                1,074
  Other assets                                                                      1,046                1,046
                                                                               ----------           ----------
      Total assets                                                             $  939,857           $  534,943
                                                                               ----------           ----------
Liabilities:
  Payable for investments purchased                                            $     --             $    3,120
  Payable to affiliates -
    Management fee                                                                     19                   11
    Reimbursement fee                                                                   6                    4
                                                                               ----------           ----------
      Total liabilities                                                        $       25           $    3,135
                                                                               ----------           ----------
Net assets                                                                     $  939,832           $  531,808
                                                                               ==========           ==========
Net assets consist of:
  Paid-in capital                                                              $1,258,756           $  523,845
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                                   17,166               17,592
  Accumulated net realized loss on investments and foreign
    currency transactions                                                        (336,090)             (11,421)
  Accumulated undistributed net investment income                                    --                  1,792
                                                                               ----------           ----------
      Total                                                                    $  939,832           $  531,808
                                                                               ==========           ==========
Shares of beneficial interest outstanding:
  Class A                                                                          46,655               53,062
  Class I                                                                          66,601                   20
                                                                               ----------           ----------
      Total shares of beneficial interest outstanding                             113,256               53,082
                                                                               ==========           ==========
Net assets:
  Class A                                                                      $  387,386           $  531,605
  Class I                                                                         552,446               203.45
                                                                               ----------           ----------
      Total net assets                                                         $  939,832           $  531,808
                                                                               ==========           ==========
Class A shares:
  Net asset value per share
    (net assets / shares of beneficial interest outstanding)                      $8.30               $10.02
                                                                                  =====               ======
  Offering price per share (100 / 94.25 of net asset value per share)             $8.81               $10.63
                                                                                  =====               ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets / shares of beneficial interest outstanding)                      $8.29               $10.17
                                                                                  =====               ======
On sales of $50,000 or more, the price of Class A is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A shares.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statements of Operations
---------------------------------------------------------------------------------------------------------------
                                                                             MFS EMERGING
                                                                            OPPORTUNITIES         MFS LARGE CAP
YEAR ENDED APRIL 30, 2002                                                            FUND            VALUE FUND
---------------------------------------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                                  $    3,938           $    9,432
    Interest                                                                        3,076                1,745
    Foreign taxes withheld                                                           (129)                (191)
                                                                               ----------           ----------
      Total investment income                                                  $    6,885           $   10,986
                                                                               ----------           ----------
  Expenses -
    Management fee                                                             $    8,251           $    3,789
    Shareholder servicing agent fee                                                 1,100                  505
    Administrative fee                                                                126                   57
    Custodian fee                                                                   2,961                7,955
    Printing                                                                       16,146                1,822
    Postage                                                                           544                   39
    Auditing fees                                                                  17,000               13,300
    Legal fees                                                                     14,973               13,457
    Registration fees                                                               4,345                3,033
    Miscellaneous                                                                   2,373                2,243
                                                                               ----------           ----------
      Total expenses                                                           $   67,819           $   46,200
    Fees paid indirectly                                                             (537)              (1,518)
    Reduction of expenses by investment adviser                                   (56,281)             (39,630)
                                                                               ----------           ----------
      Net expenses                                                             $   11,001           $    5,052
                                                                               ----------           ----------
        Net investment income (loss)                                           $   (4,116)          $    5,934
                                                                               ----------           ----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                                    $  (76,793)          $   (4,502)
    Securities sold short                                                          (6,284)                --
    Foreign currency transactions                                                      39                  (35)
                                                                               ----------           ----------
      Net realized loss on investments and foreign currency
        transactions                                                           $  (83,038)          $   (4,537)
                                                                               ----------           ----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                                $  125,917           $  (23,283)
    Securities sold short                                                           7,666                 --
    Translation of assets and liabilities in foreign currencies                         7                    9
                                                                               ----------           ----------
      Net unrealized gain (loss) on investments and foreign
        currency translation                                                   $  133,590           $  (23,274)
                                                                               ----------           ----------
        Net realized and unrealized gain (loss) on investments and
          foreign currency                                                     $   50,552           $  (27,811)
                                                                               ----------           ----------
          Increase (decrease) in net assets from operations                    $   46,436           $  (21,877)
                                                                               ==========           ==========

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED          PERIOD ENDED
MFS EMERGING OPPORTUNITIES FUND                                            APRIL 30, 2002       APRIL 30, 2001*
---------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                                          $   (4,116)          $   (4,739)
  Net realized loss on investments and foreign currency transactions              (83,038)            (154,206)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                                          133,590             (116,424)
                                                                               ----------           ----------
      Increase (decrease) in net assets from operations                        $   46,436           $ (275,369)
                                                                               ----------           ----------
Distributions declared to shareholders -
  In excess of net realized gain on investments and
    foreign currency transactions (Class A)                                    $     --             $  (39,828)
  In excess of net realized gain on investments and
    foreign currency transactions (Class I)                                          --                (55,266)
                                                                               ----------           ----------
      Total distributions declared to shareholders                             $     --             $  (95,094)
                                                                               ----------           ----------
Net increase (decrease) in net assets from fund share transactions             $ (404,318)          $1,668,177
                                                                               ----------           ----------
      Total increase (decrease) in net assets                                  $ (357,882)          $1,297,714
Net assets:
  At beginning of period                                                        1,297,714                 --
                                                                               ----------           ----------
  At end of period                                                             $  939,832           $1,297,714
                                                                               ----------           ----------
  Accumulated net investment loss                                              $     --             $     --
                                                                               ==========           ==========

* For the period from the commencement of the fund's investment operations, May 2, 2000, through April 30, 2001.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets - continued
--------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED           YEAR ENDED
MFS LARGE CAP VALUE FUND                                                   APRIL 30, 2002       APRIL 30, 2001
--------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                        $    5,934           $    5,720
  Net realized gain (loss) on investments and foreign currency transactions        (4,537)              35,817
  Net unrealized gain (loss) on investments and foreign currency
    translation                                                                   (23,274)              35,772
                                                                               ----------           ----------
      Increase (decrease) in net assets from operations                        $  (21,877)          $   77,309
                                                                               ----------           ----------
Distributions declared to shareholders -
  From net investment income (Class A)                                         $   (5,650)          $   (6,388)
  From net investment income (Class I)                                                 (2)                  (3)
  From net realized gain on investments and foreign currency
    transactions (Class A)                                                        (13,167)             (33,263)
  From net realized gain on investments and foreign currency
    transactions (Class I)                                                             (5)                 (15)
  In excess of net realized gain on investments and foreign
    currency transactions (Class A)                                                (6,969)                --
  In excess of net realized gain on investments and foreign
    currency transactions (Class I)                                                    (3)                --
                                                                               ----------           ----------
      Total distributions declared to shareholders                             $  (25,796)          $  (39,669)
                                                                               ----------           ----------
Net increase (decrease) in net assets from fund share transactions             $   46,001           $  (23,303)
                                                                               ----------           ----------
      Total increase (decrease) in net assets                                  $   (1,672)          $   14,337
Net assets:
  At beginning of period                                                          533,480              519,143
                                                                               ----------           ----------
  At end of period                                                             $  531,808           $  533,480
                                                                               ----------           ----------
  Accumulated undistributed net investment income                              $    1,792           $    1,849
                                                                               ==========           ==========

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
---------------------------------------------------------------------------------------------------------------------------
                                                  YEAR ENDED         PERIOD ENDED           YEAR ENDED         PERIOD ENDED
MFS EMERGING OPPORTUNITIES FUND               APRIL 30, 2002      APRIL 30, 2001*       APRIL 30, 2002     APRIL 30, 2001**
---------------------------------------------------------------------------------------------------------------------------
                                                 CLASS A                                      CLASS I
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout
  each period):
Net asset value - beginning of period             $ 7.79                $10.00                 $ 7.79               $10.00
                                                  ------                ------                 ------               ------
Income from investment operations# -
  Net investment loss(S)                          $(0.03)               $(0.03)                $(0.03)              $(0.04)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                0.54                 (1.51)                  0.53                (1.50)
                                                  ------                ------                 ------               ------
      Total from investment operations            $ 0.51                $(1.54)                $ 0.50               $(1.54)
                                                  ------                ------                 ------               ------
Less distributions declared to shareholders
  in excess of net realized gain on investments
  and foreign currency transactions               $ --                  $(0.67)                $ --                 $(0.67)
                                                  ------                ------                 ------               ------
Net asset value - end of period                   $ 8.30                $ 7.79                 $ 8.29               $ 7.79
                                                  ======                ======                 ======               ======
Total return(+)                                     6.55%               (16.13)%++               6.42%              (16.13)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                        1.04%                 1.03%+                 1.04%                1.03%+
  Net investment loss                              (0.36)%               (0.35)%+               (0.38)%              (0.36)%+
Portfolio turnover                                   129%                  169%                   129%                 169%
Net assets at end of period (000 Omitted)           $387                  $503                   $552                 $795

  (S) Subject to reimbursement by the fund, the investment adviser has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and ratios would have been:
        Net investment loss                       $(0.44)               $(0.27)                $(0.46)              $(0.30)
        Ratios (to average net assets):
          Expenses##                                6.50%                 3.45%+                 6.50%                3.45%+
          Net investment loss                      (5.82)%               (2.77)%+               (5.84)%              (2.77)%+

  * For the period from the commencement of the fund's investment operations, May 2, 2000, through April 30, 2001.
 ** For the period from the inception of Class I shares, June 1, 2000, through April 30, 2001.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------
                                                              YEAR ENDED            YEAR ENDED             PERIOD ENDED
MFS LARGE CAP VALUE FUND                                  APRIL 30, 2002        APRIL 30, 2001          APRIL 30, 2000*
-----------------------------------------------------------------------------------------------------------------------
                                                                CLASS A
-----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                            $11.01                 $10.23                   $10.00
                                                                 ------                 ------                   ------
Income from investment operations# -
  Net investment income(S)                                       $ 0.11                 $ 0.12                   $ 0.12
  Net realized and unrealized gain (loss) on investments
    and foreign currency                                          (0.56)                  1.54                     0.66
                                                                 ------                 ------                   ------
      Total from investment operations                           $(0.45)                $ 1.66                   $ 0.78
                                                                 ------                 ------                   ------
Less distributions declared to shareholders -
  From net investment income                                     $(0.12)                $(0.14)                  $(0.07)
  From net realized gain on investments and foreign
    currency transactions                                         (0.27)                 (0.74)                   (0.48)
  In excess of net realized gain on investments and
    foreign currency transactions                                 (0.15)                  --                       --
                                                                 ------                 ------                   ------
      Total distributions declared to shareholders               $(0.54)                $(0.88)                  $(0.55)
                                                                 ------                 ------                   ------
Net asset value - end of period                                  $10.02                 $11.01                   $10.23
                                                                 ======                 ======                   ======
Total return(+)                                                   (3.94)%                16.40%                    8.14%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                       1.29%                  1.04%                    1.04%+
  Net investment income                                            1.17%                  1.13%                    1.13%+
Portfolio turnover                                                   58%                    67%                     100%
Net assets at end of period (000 Omitted)                          $532                   $533                     $519

  (S) Subject to reimbursement by the fund, the investment adviser has voluntarily agreed under a temporary expense reimbursement agreement, to pay all of the fund's operating expenses, exclusive of management fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss                                      $(0.63)                $(0.38)                  $(0.57)
        Ratios (to average net assets):
          Expenses##                                               9.09%                  5.69%                    7.74%+
          Net investment loss                                     (6.63)%                (3.52)%                  (5.57)%+

  * For the period from the commencement of the fund's investment operations, May 4, 1999, through April 30, 2000.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------
                                                              YEAR ENDED            YEAR ENDED             PERIOD ENDED
MFS LARGE CAP VALUE FUND                                  APRIL 30, 2002        APRIL 30, 2001          APRIL 30, 2000*
-----------------------------------------------------------------------------------------------------------------------
                                                                CLASS I
-----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                            $11.13                 $10.28                   $10.00
                                                                 ------                 ------                   ------
Income from investment operations# -
  Net investment income(S)                                       $ 0.15                 $ 0.20                   $ 0.11
  Net realized and unrealized gain (loss) on investments
    and foreign currency                                          (0.57)                  1.53                     0.72
                                                                 ------                 ------                   ------
      Total from investment operations                           $(0.42)                $ 1.73                   $ 0.83
                                                                 ------                 ------                   ------
Less distributions declared to shareholders -
  From net investment income                                     $(0.12)                $(0.14)                  $(0.07)
  From net realized gain on investments and foreign
    currency transactions                                         (0.27)                 (0.74)                   (0.48)
  In excess of net realized gain on investments and
    foreign currency transactions                                 (0.15)                  --                       --
                                                                 ------                 ------                   ------
      Total distributions declared to shareholders               $(0.54)                $(0.88)                  $(0.55)
                                                                 ------                 ------                   ------
Net asset value - end of period                                  $10.17                 $11.13                   $10.28
                                                                 ======                 ======                   ======
Total return                                                      (3.63)%                17.14%                    8.65%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                       1.29%                  1.04%                    1.04%+
  Net investment income                                            1.44%                  1.83%                    1.12%+
Portfolio turnover                                                   58%                    67%                     100%

Net assets at end of period (000 Omitted)                        $ --  +++              $ --  +++                $ --  +++

  (S) Subject to reimbursement by the fund, the investment adviser has voluntarily agreed under a temporary expense reimbursement agreement, to pay all of the fund's operating expenses, exclusive of management fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss                                      $(0.66)                $(0.31)                  $(0.59)
        Ratios (to average net assets):
          Expenses##                                               9.09%                  5.69%                    7.74%+
          Net investment loss                                     (6.36)%                (2.83)%                  (5.58)%+

 ** For the period from the inception of Class I shares, May 5, 1999, through April 30, 2000.
  + Annualized.
 ++ Not annualized.
+++ Class I net assets were less than $500.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Emerging Opportunities Fund and MFS Large Cap Value Fund (the funds) are each a diversified series of MFS Series Trust IX (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The funds can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - Each fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Each fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Short Sales - The MFS Emerging Opportunities Fund may enter into short sales. A short sale transaction involves selling a security which the fund does not own with the intent of purchasing it later at a lower price. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund must replace the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, or interest the fund may be required to pay in connection with a short sale. Whenever the fund engages in short sales, its custodian segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - Each fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - Each fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. Each fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, capital losses, and amortization and accretion on debt securities.

Tax Basis Components of Dividends - The tax character of distributions declared for the years ended April 30, 2002 and April 30, 2001 was as follows:

MFS EMERGING OPPORTUNITIES FUND                APRIL 30, 2002    APRIL 30, 2001
-------------------------------------------------------------------------------
Distributions declared from:
    Ordinary income                                   $  --             $95,094
    Long-term capital gain                               --                --
                                                      -------           -------
Total distributions declared                          $  --             $95,094
                                                      =======           =======

The fund paid no distributions for the year ended April 30, 2002.

MFS LARGE CAP VALUE FUND                       APRIL 30, 2002    APRIL 30, 2001
-------------------------------------------------------------------------------
Distributions declared from:
    Ordinary income                                   $15,709           $27,350
    Long-term capital gain                             10,087            12,319
                                                      -------           -------
Total distributions declared                          $25,796           $39,669
                                                      =======           =======

During the year ended April 30, 2002, the following amounts were reclassified due to differences between book and tax accounting for currency transactions and non-taxable dividends, and net investment losses. These changes had no effect on the net assets or net asset value per share.

                                                   MFS EMERGING    MFS LARGE CAP
                                             OPPORTUNITIES FUND       VALUE FUND
--------------------------------------------------------------------------------
Increase (decrease):
Paid-in capital                                        $(4,077)           $ 251
Accumulated undistributed net realized gain
  (loss) on investments and foreign currency
  transactions                                             (39)              88
Accumulated undistributed net investment
  income (loss)                                          4,116             (339)

As of April 30, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                                                   MFS EMERGING    MFS LARGE CAP
                                             OPPORTUNITIES FUND       VALUE FUND
--------------------------------------------------------------------------------
Undistributed ordinary income                        $    --            $ 1,789
Undistributed long-term capital gain                      --                --
Capital loss carryforward                             (258,269)             --
Unrealized gain                                         13,517           15,481
Other temporary differences                            (74,172)          (9,307)

At April 30, 2002, the MFS Emerging Opportunities Fund, for federal income tax purposes, had a capital loss carryforward of $258,269, which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on April 30, 2010.

Multiple Classes of Shares of Beneficial Interest - Each fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - Each fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. Each fund's management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets.

Each fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the fund's operating expenses, exclusive of management, distribution, and service fees. The funds in turn will pay MFS an expense reimbursement fee not greater than 0.25% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At April 30, 2002, the aggregate unreimbursed expenses owed to MFS by the funds amounted to $86,799 and $93,589 for MFS Emerging Opportunities Fund and MFS Large Cap Value Fund, respectively.

Each fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). For the year ended April 30, 2002, the Independent Trustees waived their fees. On January 1, 2002, the Trustees terminated the Independent Trustee unfunded defined benefit plan for active Trustees.

Administrator - Each fund has an administrative services agreement with MFS to provide each fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, each fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

                First $2 billion                      0.0175%
                Next $2.5 billion                     0.0130%
                Next $2.5 billion                     0.0005%
                In excess of $7 billion               0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, did not receive any sales charges on sales of Class A shares of the each fund for the year ended April, 30 2002.

The Trustees have adopted a distribution plan for Class A shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

Each fund's distribution plan provides that the funds will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of each fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of each fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of each fund's average daily net assets attributable to Class A shares. Distribution and service fees under the Class A distribution plan are currently being waived.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. There were no contingent deferred sales charges imposed on Class A shares during the year ended April 30, 2002.

(4) Portfolio Securities
Purchases and sales of investments, other than short-term obligations, were as follows:

                                                  MFS EMERGING     MFS LARGE CAP
                                            OPPORTUNITIES FUND        VALUE FUND
--------------------------------------------------------------------------------
PURCHASES
Investments (non-U.S. government securities)        $1,312,881          $289,256
                                                    ----------          --------
SALES
Investments (non-U.S. government securities)        $1,766,604          $261,288
                                                    ----------          --------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the funds, as computed on a federal income tax basis, are as follows:

                                                MFS EMERGING       MFS LARGE CAP
                                          OPPORTUNITIES FUND          VALUE FUND
--------------------------------------------------------------------------------
Aggregate cost                                     $906,712            $516,137
                                                   --------            --------
Gross unrealized appreciation                      $100,919            $ 36,494
Gross unrealized depreciation                       (87,409)            (21,017)
                                                   --------            --------
  Net unrealized appreciation                      $ 13,510            $ 15,477
                                                   ========            ========

(5) Shares of Beneficial Interest
Each fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                       MFS EMERGING OPPORTUNITIES FUND
                               ----------------------------------------------
                                      YEAR ENDED             PERIOD ENDED
                                    APRIL 30, 2002          APRIL 30, 2001*
                               ------------------------  ---------------------
                                  SHARES        AMOUNT    SHARES       AMOUNT
                              -----------------------------------------------
Shares sold                       10,833    $   88,974    65,795   $  674,675
Shares issued to shareholders
  in reinvestment of
  distributions                    --           --         4,587       39,814
Shares reacquired                (28,796)     (203,654)   (5,764)     (61,035)
                                --------     ---------    ------   ----------
    Net increase (decrease)      (17,963)    $(114,680)   64,618   $  653,454
                                ========     =========    ======   ==========

Class I shares
                                       MFS EMERGING OPPORTUNITIES FUND
                               ----------------------------------------------
                                      YEAR ENDED             PERIOD ENDED
                                    APRIL 30, 2002         APRIL 30, 2001**
                               ------------------------  ---------------------
                                  SHARES        AMOUNT    SHARES       AMOUNT
                              -----------------------------------------------
Shares sold                       83,581     $ 638,163   111,135   $1,105,617
Shares issued to shareholders
  in reinvestment of
  distributions                    --           --         6,365       55,252
Shares reacquired               (119,040)     (927,801)  (15,440)    (146,146)
                                --------     ---------    ------   ----------
    Net increase (decrease)      (35,459)    $(289,638)  102,060   $1,014,723
                                ========     =========    ======   ==========

Class A shares
                                          MFS LARGE CAP VALUE FUND
                               ----------------------------------------------
                                      YEAR ENDED              YEAR ENDED
                                    APRIL 30, 2002          APRIL 30, 2001
                               ------------------------  ---------------------
                                  SHARES        AMOUNT    SHARES       AMOUNT
                              -----------------------------------------------
Shares sold                        2,619     $  26,780       414   $    4,494
Shares issued to shareholders
  in reinvestment of
  distributions                    2,682        25,775     3,639       39,633
Shares reacquired                   (662)       (6,554)   (6,365)     (67,430)
                                --------     ---------    ------   ----------
    Net increase (decrease)        4,639    $   46,001    (2,312)  $  (23,303)
                                ========     =========    ======   ==========

For the fiscal years ended April 30, 2002 and April 30, 2001, the MFS Large Cap Value Fund had no Class I share activity.

------------

 * For the period from the commencement of the fund's investment operations, May 2, 2000, through April 30, 2001.
** For the period from the inception of Class I shares, June 1, 2000, through April 30, 2001.

(6) Line of Credit
Each fund and other affiliated funds participate in a $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee of $11 and $4, was allocated to the MFS Emerging Opportunities Fund and the MFS Large Cap Value Fund, respectively. The commitment fee, which is based on the average daily unused portion of the line of credit, is included in miscellaneous expense. The funds had no borrowings during the period.

(7) Change in Accounting Principle
Each fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The adoption of the provisions did not have a significant effect on the financial statements.


                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders of MFS Emerging Opportunities Fund and MFS Large Cap Value
Fund:

We have audited the accompanying statements of assets and liabilities of the MFS Emerging Opportunities Fund and MFS Large Cap Value Fund (the Funds), including the portfolios of investments, as of April 30, 2002, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Emerging Opportunities Fund and MFS Large Cap Value Fund at April 30, 2002, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                /s/ Ernst & Young LLP
Boston, Massachusetts
June 7, 2002

FEDERAL TAX INFORMATION (UNAUDITED)

In January 2003, shareholders will be mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2002.

The MFS Large Cap Value Fund has designated $10,087 as a capital gain dividend for the year ended April 30, 2002.

For the year ended April 30, 2002, the amount of distributions from income eligible for the 70% dividends received deduction for corporations is 29.15% for the MFS Large Cap Value Fund.
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MFS(R) EMERGING OPPORTUNITIES FUND

MFS(R) LARGE CAP VALUE FUND


[logo] M F S(R)
INVESTMENT MANAGEMENT

500 Boylston Street
Boston, MA 02116-3741

(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

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